UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 2, 2026
(August 31, 2026)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 31, 2026, TXNM Energy, Inc. (“TXNM” or the “Company”) issued a press release announcing the commencement of the Offering (as defined below). On August 31, 2026, the Company issued a press release announcing that it had priced the Offering. Copies of these press releases are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 Other Events.

On August 31, 2026, TXNM entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 7,079,646 shares of its common stock, no par value, in connection with an underwritten public offering (the “Offering”) at a purchase price of $55.935 per share.

The Offering closed on September 2, 2026. The Company received net proceeds from the Offering of approximately $396 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering to repay borrowings under its $400 million term loan agreement.

In the ordinary course of business, the Underwriter and/or its affiliates have provided and may in the future provide financial advisory or other services for TXNM and its subsidiaries for which they have received or will receive customary fees.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-285426) of TXNM (the “Registration Statement”), and a prospectus supplement dated August 31, 2026, which was filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on September 1, 2026. A legal opinion related to the Registration Statement is also filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 31, 2026, between TXNM Energy, Inc. and Wells Fargo Securities, LLC

5.1	Opinion of Leonard D. Sanchez, Associate General Counsel, dated August 31, 2026, relating to the legality of the common stock

23.1	Consent of Leonard D. Sanchez (included in Exhibit 5.1)

99.1	Press Release, dated August 31, 2026 (announcing commencement of offering)

99.2	Press Release, dated August 31, 2026 (announcing pricing of offering)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: September 2, 2026	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)